AMENDMENT TO SECOND RESTATED AGREEMENT
                             FOR WHOLESALE FINANCING



         This Amendment to Second Restated Agreement for Wholesale Financing ("Amendment") is made by and among MicroAge Computer Centers, Inc. ("MCCI"), MicroAge Logistics Services, Inc. ("MLS"), Pinacor, Inc. ("Pinacor"), and Deutsche Financial Services Corporation ("DFS") as of April 30, 1998.

         WHEREAS, DFS, MCCI, and MLS entered into that certain Second Restated Agreement for Wholesale Financing, dated August 3, 1995, as amended (the "AWF");

         WHEREAS, Pinacor is an affiliate of MCCI and MLS and will be acquiring inventory with financing provided by DFS;

         WHEREAS, DFS, MCCI, MLS and Pinacor believe it is in their best interests to make Pinacor a party to the AWF;

         WHEREAS, MCCI, MLS, and Pinacor desire to participate in the corporate restructuring described on Exhibit A attached hereto (the "Restructuring"); and

         WHEREAS, MCCI, MLS, and Pinacor desire the consent of DFS to the Restructuring and in connection therewith to amend the AWF in the manner hereinafter set forth.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS, MCCI, MLS, and Pinacor agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the AWF):

         1.       MCCI,  MLS,  and  Pinacor  represent  and  warrant to DFS that
                  Exhibit   A   completely   and   accurately    describes   the
                  Restructuring. DFS hereby consents to the Restructuring.

         2. Pinacor is hereby made a party to the AWF, and all references to "MCCI" in the AWF shall be deemed to be references to MicroAge Computer Centers, Inc., MicroAge Logistics Services, Inc., and Pinacor, Inc. acting jointly and severally. Pinacor hereby expressly assumes, on a joint and several basis, all obligations of MCCI and MLS under the AWF, including, without limitation, all obligations regarding interest charges, fees and other amounts payable to DFS under letter agreements executed by MCCI, MLS and DFS in connection with the AWF. Nothing herein shall be deemed to release MCCI or MLS from any such obligations. MCCI, MLS and Pinacor hereby affirm all representations,
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                  warranties  and  obligations of MCCI and MLS in the AWF. MCCI,
                  MLS and Pinacor agree that they shall be jointly and severally responsible and liable for all obligations, representations and warranties of MCCI and/or MLS and/or Pinacor under the AWF, as amended hereby.

                  In furtherance of the foregoing and not as a limitation, to secure all of its current and future debts owed to DFS, whether under the AWF or any current or future guaranty or other agreement, Pinacor grants to DFS a security interest in all inventory, equipment, fixtures, accounts, contract rights, chattel paper, instruments, documents of title, deposit accounts, reserves and general intangibles, now owned or hereafter acquired, and all attachments, parts, accessories, accessions, substitutions and replacements thereto, and all proceeds thereof, and to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in the possession or control of Pinacor or any computer bureau from time to time acting for Pinacor, and to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance, and all proceeds thereof.

         3. Exhibit B to the AWF is hereby restated in its entirety and replaced by Exhibit B attached hereto and incorporated herein by reference.

         4. Exhibit D to the AWF is hereby restated in its entirety and replaced by Exhibit D attached hereto and incorporated herein by reference.

         5. Section 10(c) of the AWF is hereby amended and restated in its entirety to read as follows:

                  "(c) For the period commencing May 1, 1998 and ending August 31, 1998, the Consolidated Group shall at all times maintain, on a consolidated basis, a ratio of (i) the sum of (A) total liabilities plus (B) that portion of the Outstanding Balance (as defined in the Purchase Agreement) of all Sold Receivables (as defined in the Purchase Agreement) which MCCI and its affiliates have elected to receive if MCCI and its affiliates have received any or all of the amount due prior to Collection
                  (as  defined  in  the   Purchase   Agreement)   of  such  Sold
                  Receivables by DFS) pursuant to the third sentence of Section 2.1.B of the Purchase Agreement, to (ii) Tangible Net Worth, of less than 7.5 to 1 (the 'Leverage Ratio'). Commencing September 1, 1998, the Leverage Ratio shall at all times be less than six and one-half (6.5) to one (1)."
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         6.       Except as  expressly  modified  or amended  herein,  all other
                  terms  and   provisions   of  the  AWF,   including,   without
                  limitation, all letter agreements regarding interest charges, fees and other amounts payable to DFS in connection with the AWF, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the AWF, as hereby amended, is ratified and confirmed by DFS, MCCI, MLS, and Pinacor.

         IN WITNESS WHEREOF, DFS, MCCI, MLS, and Pinacor have executed this Amendment as of the date and year first above written.


                                             MICROAGE COMPUTER CENTERS, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             MICROAGE LOGISTICS SERVICES, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             PINACOR, INC.


                                             By:  /s/ James R. Daniel
                                                ----------------------------
                                             Title:  Treasurer
                                                   -------------------------


                                             DEUTSCHE FINANCIAL SERVICES
                                             CORPORATION


                                             By:  /s/ Stephen H. Patyk
                                                ----------------------------
                                             Title:  Area General Manager
                                                   -------------------------
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